UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2007
NORTHWEST PIPELINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7414	87-0269236
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

295 Chipeta Way		84108
Salt Lake City, Utah		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (801) 583-8800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE

Item 7.01. Regulation FD Disclosure
     On March 30, 2007, the Federal Energy Regulatory Commission approved the stipulation and settlement agreement with respect to our pending rate case that was filed under Section 4 of the Natural Gas Act. The settlement specifies an annual cost of service of $404 million and establishes that general system firm transportation rates on our system will increase from $0.30760 to $0.40984 per Dth (dekatherm), effective January 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST PIPELINE CORPORATION

	By:	Brian K. Shore

	Name:	Brian K. Shore
	Title:	Corporate Secretary

Dated: April 2, 2007

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